                          REDACTED FOR CONFIDENTIALITY

                                                                    EXHIBIT 10.7


                        DATED THIS 17TH DAY OF JUNE, 1999

                                      AMONG

                       CHARTERED SILICON PARTNERS PTE LTD

                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD

                                       AND

                             HEWLETT-PACKARD COMPANY


--------------------------------------------------------------------------------

                            AMENDMENT AGREEMENT NO. 2

                                       TO

                   ASSURED SUPPLY AND DEMAND AGREEMENT 64-225

--------------------------------------------------------------------------------



                            AMENDMENT AGREEMENT NO. 2

                                       TO

                   ASSURED SUPPLY AND DEMAND AGREEMENT 64-225

THIS AMENDMENT AGREEMENT (NO. 2) is made the 17th day of June 1999 (the "Effective Date"), by and among:

(1) CHARTERED SILICON PARTNERS PTE LTD, a company incorporated in Singapore with its registered office at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (hereinafter referred to as the "Company")

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD, a company incorporated in Singapore with its registered office at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (hereinafter referred to as "CSM"); and

(3) HEWLETT-PACKARD COMPANY, a company incorporated in Delaware, U.S.A. and having its principal place of business at 3000 Hanover Street, Palo Alto, California, U.S.A. 94304 (hereinafter referred to as "HP").

The Company, CSM and HP are sometimes collectively referred to herein as "Parties" and individually referred to herein as a "Party".

WHEREAS

(A) The Parties had entered into an Assured Supply and Demand Agreement 64-225 dated 4 July 1997 (the "ASADA 64-225") relating to the provision of wafer manufacturing capacity by the Company and CSM to HP and an Amendment Agreement (No. 1) to the ASADA 64-225 dated 5 November 1998 (the " Amendment Agreement (No. 1)").

(B) In recognition of the increasing rate of technology migration in the semiconductor industry and the prevailing market conditions, the Parties have mutually agreed that either the 0.18um process technology or the 0.25um process technology should be the first process technology to be installed in the Company Fab. Accordingly, the Parties desire to delay the commencement of operations of the Company Fab to such time as 0.18um process technology is ready for installation or the Parties mutually agree to install the 0.25um process technology in the Company Fab whichever is earlier. In the interim, CSM has agreed to make available to the Company, wafer manufacturing capacity to enable the Company to fulfill HP's demand for Wafers manufactured using 0.25um process technology. Notwithstanding installation of the 0.25 um process technology in the Company Fab, CSM shall continue to make available to the Company wafer manufacturing capacity to enable the Company to meet HP's demand for wafers manufactured using said process. The Parties further acknowledge that it is the Company's intention to install Motorola Inc.'s HIPERMOS process technology as the primary technology in the Company Fab.

(C) The Parties are entering into this Amendment Agreement (No. 2) to vary the ASADA 64-225 with effect from the date hereof. Further this Amendment Agreement (No. 2) shall replace the Amendment Agreement (No.
        1) in its entirety.



                      The Company - CSM - HP Confidential                      2

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


IT IS HEREBY AGREED as follows: -

1.      INTERPRETATION

1.1 In this Amendment Agreement (No. 2), unless the subject or context otherwise requires, the following words and expressions shall have the following meanings respectively ascribed to them: -

        C10 Processes shall refer to *****************************************,
        ************************************************** Processes as well as other process variants mutually agreed by the Parties.

        C07 Processes shall refer to *******************************************
        ****** Process variants mutually agreed by the Parties.

        "Company Fab Start-Up Date" shall mean the date on which the company Fab is scheduled to output Wafers ordered by HP, such date to be mutually agreed by the Parties in accordance with Clause 4.1 of this Amendment Agreement (No. 2).

        "Suspension Period" shall mean the period commencing from the Effective Date and ending on the date immediately preceding the Company Fab Start-Up Date.

        "Compatible Equipment Set" shall mean the identical (meaning, vendor, model, and configuration) equipment in use by the CSM or Company Fab for the C10 or C07 Process in question. In the event that CSM or the Company desires to qualify the C10 and/or C07 Process in another Fab or extend the manufacturing capacity within the Fab in which the process is qualified by using equipment that is not identical to the equipment on which the process in question was originally qualified, HP shall have the right to determine the risk of and acceptability of using the proposed expanded equipment set. Furthermore, HP shall have the right to determine in good faith reasonable specifications on what testing must be done to prove compatibility of the proposed expanded equipment set with the identical equipment set on which the process in question was originally qualified.

        "HP Standard Products" shall mean application-specific standard products that are not customer-specific, or, in other words, are sold to multiple customers. For the avoidance of doubt, the spirit and intent of the Parties' discussions germane to HP Standard Products emphasized the customers' inactive participation in Wafer process qualification requirements. HP Standard Products comprise those products whose HP customers have very little or no involvement in the wafer process qualification, thereby allowing HP, CSM and the Company to jointly determine optimal strategies for the Wafer manufacturing facilities in which the HP Standard Products are to be produced and to allow HP to determine the appropriate process qualification requirements without significant customer intervention.

1.2 All other terms and references used in the ASADA 64-225 and which are defined or construed in the ASADA 64-225 but are not defined or construed in this Amendment Agreement (No. 2) shall have the same meaning and the construction in this Amendment Agreement (No. 2).


                      The Company - CSM - HP Confidential                      3

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


2.      CSM SUPPLY COMMITMENT & HP WAFER PURCHASE COMMITMENT

2.1 CSM hereby agrees to provide to the Company wafer manufacturing capacity (the "CSM Supply Commitment") in respect of the ************************ families of process as well as other process variants mutually agreed by the Parties (collectively, the "C10/C07 Process") out of CSM's Fab 3 and/or other Fab facilities to enable the Company to fulfil HP's demand for C10/C07 Process Wafer supply.

2.2 The CSM Supply Commitment shall be expressed as a quantity of Wafers and shall be determined in accordance with Appendix A of this Amendment Agreement (No. 2). The CSM Supply Commitment shall be available to the Company until such time as the C10/C07 Process is made obsolete pursuant to Clause 2.5 of this Amendment Agreement (No. 2).

2.3.1 HP agrees to place HP Purchase Orders with the Company for semiconductor wafers (the "HP Wafer Purchase Commitment") in respect of the C10/C07 Process. The Company in turn agrees to place purchase orders with CSM for such quantity of semiconductor Wafers as is equal to the HP Wafer Purchase Commitment. Further, the Company agrees to place purchase orders with CSM for such delivery requirements and technical specifications of Wafers as are identical to the HP Purchase Orders on the Company.

2.3.2 The HP Wafer Purchase Commitment shall be expressed as quantity of Wafers and shall be determined in accordance with Clause 2 of the ASADA 64-225 (as retained, amended or suspended in Clause 3.3 of this Amendment Agreement (No. 2)) and Appendix A of this Amendment Agreement (No. 2). At the time when the Company determines the Company Wafer Supply Commitment in accordance with Appendix A, CSM, the Company and HP shall also determine the HP Wafer Purchase Commitment as set forth in Appendix A.

2.3.3 HP shall provide CSP a rolling forecast of its volume requirements as referenced in Clause 2.2 of the ASADA 64-225 on or before the 26th of each month.

2.4 CSM is entitled to obsolete the C10/C07 Process in its Fab 3 and/or other Fab facilities as follows: -

2.4.1   In respect of the C07 Process:

(a) upon CSM providing ********** advanced written notice to HP and the Company, such notice shall not be provided prior to *****************; or

(b) in the event that the aggregate quantity of HP Purchase Orders for C07 Process Wafers for a period of ** consecutive months is less than *** wafers, CSM shall be entitled to give *** ****** advanced written notice to HP and the Company to obsolete the C07 Process.

2.4.2   In respect of the C10 Process:

(a) upon CSM providing ********** advanced written notice to HP and the Company, such notice shall not be provided prior to *****************; or



                      The Company - CSM - HP Confidential                      4

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

(b) in the event that the aggregate quantity of HP Purchase Orders for C10 Process Wafers for a period of ** consecutive months is less than *** Wafers, CSM shall be entitled to give *** ****** advanced written notice to HP and the Company to obsolete the C10 Process.

2.5 It is HP's intent to work in good faith to qualify the ********** process in CSM's Fab 2 and the ********** process in the Company Fab so that the supply of C10/C07 Process Wafers may be provided out of these fabs in addition to or as an alternative to the supply of such wafers out of CSM's Fab 3. The utilization of a CSM Fab facility other than CSM Fab 3 for the manufacture of C10/C07 Process Wafers shall be mutually agreed in writing by the Parties when CSM's Fab 3 capacity is insufficient and additional C10/C07 Process Wafer manufacturing capacity is required to fulfill the CSM Supply Commitment, or where the Parties mutually agree that it would be more appropriate or viable for the CSM Supply Commitment to be fulfilled through a CSM Fab facility other than CSM Fab 3. In respect of the tapeout of each new device, the Parties shall by mutual agreement determine in which CSM Fab facility such device shall be manufactured.

2.6 In the event that the supply of C10/C07 Process Wafers for HP C10/C07 system-level-integration ASIC products will be from a CSM Fab facility other than CSM's Fab 3, the supply should be on a converged equipment set with that of CSM's Fab 3 or on a Compatible Equipment Set. In the event that either CSM or HP wishes to deviate from this intent, the Parties shall meet in good faith to mutually agree on the equipment set to be installed in the relevant CSM Fab facility.

2.7 In the event that HP Standard Products are considered for manufacture outside CSM's Fab 3, the Parties shall at the appropriate time meet in good faith to mutually agree on the equipment set and appropriate fabrication facility for the supply of C10/C07 Process Wafers for HP Standard Products.

2.8 Subject to the foregoing, all other terms relating to the CSM Supply Commitment and the HP Wafer Purchase Commitment for C10/C07 Process Wafers shall be the same irrespective of the facility the Wafers are manufactured in.

2.9 The price of Wafers supplied by CSM to the Company under the CSM Supply Commitment shall be ********************************************* of the
        ASADA 64-225, provided however, that the Company shall provide such Wafers to HP on Pricing determined in accordance with Clause 1.4 of the ASADA 64-225.

2.10 The provisions of Clause 4 of the ASADA 64-225 for the payment of liquidated damages shall not be effective in respect of the Company Wafer Supply Commitment, the HP Wafer Purchase Commitment and HP's compliance with its monthly HP Forecast commitments until such time as HP has ordered and CSM or CSP has produced for HP and shipped to HP ***************************** on C10/C07 Process. All liquidated damages received by the Company from HP shall be paid by the Company to CSM, and all liquidated damages payable by the Company to HP shall be paid by CSM to the Company for payment to HP. For the avoidance of doubt, all liquidated damages referenced in this Clause 2.10 have specific and exclusive reference to C10/C07 Process Wafers.

2.11.1 The full HP loading commitment shall be in the C10 and C07 Processes and the order mix between these 2 processes shall be as per the following guidelines.


                      The Company - CSM - HP Confidential                      5

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


        a.      Total layer capacity will be based on *************************
                ***************************

        b. HP has **** capacity utilization flexibility between C10 and C07 Processes when determining the weekly order mix.

        c.      Notwithstanding Clause 2.11 (b) above, there shall be a
                *************************************************************
                ********************************. Upon completion of the C07
                Process Convergence Plan HP will have 100% capacity utilization flexibility between C07 and C10 Processes.

2.11.2 Also, the Parties agree to the following points regarding the C07 Process Convergence and capacity access.

                a. The Parties shall effect a C07 Process Convergence Plan checkpoint meeting on or before *************.

                b.      ****

        2.11.3 Notwithstanding the results of the C07 Process Convergence checkpoint meeting, CSM commits to a maximum C07 Process Wafer capacity available to HP of:

                *********** out per month through **************,

                *********** out in ************,

                *********** out in *************, and

                *********** out in *************.

        2.11.4 In the event HP has unforeseen upside demand, both Parties will work together in good faith to provide reasonable additional C07 Process Wafer capacity to HP. Prior to the end of Calendar year 2000 both parties will meet in good faith to assure sufficient capacity is in place to satisfy the HP demand per the demand forecast, demand flexibility model, and capacity access as set forth in the Company Wafer Supply Commitment as defined in Clause 1 of the ASADA 64-225 and as amended herein, and the HP Wafer Purchase Commitment as defined in Clause 2 of the ASADA 64-225.

3.      SUSPENSION OF CERTAIN TERMS OF THE ASADA 64-255

3.1 The Parties agree that the provisions of Clause 3 of the ASADA 64-225 relating to the Bridge Supply Commitment shall not apply to the CSM Supply Commitment for the C10/C07 Process and accordingly, the provisions of Clause 3 of the ASADA 64-225 shall be suspended for the duration of the Suspension Period, and shall take effect on the Company Fab Start-Up Date.

3.2 The Parties agree that in respect of the supply and purchase of C10/C07 Process Wafers, certain provisions of the ASADA 64-225 shall be suspended and replace by provisions of this Amendment Agreement (No. 2), and certain provisions of the ASADA 64-225 shall be retained and shall remain in effect, as follows:



                      The Company - CSM - HP Confidential                      6

        ---------------------------------------------------------------------------------------
        ASADA 64-225          STATUS            REPLACED BY THIS Amendment  Agreement (No.
        CLAUSE NO.                              2) CLAUSE NO.
        ---------------------------------------------------------------------------------------
        1.1 and 1.2           Suspended          2.1, 2.2, 2.4 and 2.5
        ---------------------------------------------------------------------------------------
        1.3, 1.4, 1.5, 1.6    Retained           N.A.
        ---------------------------------------------------------------------------------------
        1.7                   Retained            N.A.
        ---------------------------------------------------------------------------------------
        2.1 first paragraph   Suspended           2.3 and 2.7
        ---------------------------------------------------------------------------------------
        2.1 second paragraph  Retained            N.A.
        ---------------------------------------------------------------------------------------
        2.2, 2.3, 2.4         Retained            N.A.
        ---------------------------------------------------------------------------------------
        2.5                   Suspended           None. However, this Clause does not negate
                                                  the Company's responsibility to provide
                                                  Wafer manufacturing capacity beyond Fab 3
                                                  in order to meet the Company Wafer Supply
                                                  Commitment, the spirit of which was defined
                                                  in Clause 2.5 of the ASADA 64-225.
        ---------------------------------------------------------------------------------------
        3.1, 3.2 and 3.3      Suspended           3.1
        ---------------------------------------------------------------------------------------
        4.1                   Suspended           2.8
        ---------------------------------------------------------------------------------------
        4.2,  4.3, 4.4, 4.5,  Retained            N.A.
        4.6, and 4.7
        ---------------------------------------------------------------------------------------

        For the avoidance of doubt, the suspension of the above provisions of the ASADA 64-255 relate only to the sale and purchase of Wafers manufacturing using the C10/C07 Processes. In respect of all processes that are available in the Company Fab after the Company Fab Start-Up Date, the original provisions of the ASADA 64-225 shall apply unless otherwise mutually agreed by the Parties in writing.

4.      COMPANY FAB START-UP DATE

4.1 The Parties shall mutually agree on the Company Fab Start-Up Date and the ramp rate and capacity level of the Company Fab, based on the then prevailing market conditions.

4.2 The Parties acknowledge that it is the Company's intention to install Motorola Inc.'s HIPERMOS process technology as the primary technology in the Company Fab. In connection therewith, the Company and HP agree to enter into a separate amendment to ASADA64-225 for the supply of HIPERMOS Process Wafers by the Company to HP, on such terms to be mutually agreed, including but not limited to, the Company Supply Commitment for HIPERMOS Wafers, the HP Wafer Purchase Commitment for HIPERMOS Wafers and the payment of liquidated damages in certain events. The HP Purchase Orders for C10/C07 Process Wafers and HIPERMOS Process Wafers shall be included towards fulfilling the HP Wafer Purchase Commitment as if such HP Purchase Orders were actually manufactured in the Company Fab.

4.3 In consideration of the Company and CSM agreeing to include HP Purchase Orders for C10/C07 Process Wafers towards fulfilling the HP Wafer Purchase Commitment as if such HP Purchase Orders were actually manufactured/loaded in the Company Fab, HP hereby agrees as follows: -

(a) in determining the appropriate ramp rate and capacity level for the Company Fab after the Company Fab Start-Up Date, due consideration shall be given to the demand for capacity from the Company Fab in order to ensure that there is not excessive capacity installed, for example; in the event that CSM requires capacity from the Company Fab but HP does not, then the capacity to be installed in the Company Fab shall be such quantity as is required by CSM, and HP's requirements for C10/C07 Process Wafer supply shall be fulfilled under this Amendment Agreement (No. 2); and


                      The Company - CSM - HP Confidential                      7

(b) in the event that additional share capital is required in connection with the ramp of the Company Fab, then each of HP and CSM shall pay its proportionate share/of the committed capital contribution in accordance with the JV Agreement, irrespective of whether HP or CSM (as the case may be) requires capacity from the Company Fab at such time.

5.      SAVING AND INCORPORATION

5.1     Save as expressly varied by the terms of this Amendment Agreement (No.
        2), the terms and conditions of the ASADA 64-225 shall continue to be in full force and effect in all other respects.

5.2 The ASADA 64-225 and this Amendment Agreement (No. 2) shall be construed as one document and this Amendment Agreement (No. 2) shall be deemed to be part of the ASADA 64-225. Where the context so permits, references in the ASADA 64-225 and in this Amendment Agreement (No. 2) to the "Agreement" shall be read and construed as references to the ASADA 64-225 as amended and supplemented by this Amendment Agreement (No. 2).

5.3 This Amendment Agreement (No. 2) shall replace Amendment Agreement (No. 1) in its entirety.

6.      ASSIGNMENT

Neither Party may assign its rights or obligations unless the other gives written consent, such consent not to be unreasonably withheld. Any attempted assignment without such consent will be voidable at the option of the non-assigning Party. Notwithstanding the foregoing, HP, or its permitted successive assignees or transferees, may assign or transfer this Amendment Agreement (No. 2), or delegate any rights or obligations hereunder without consent to Agilent Technologies, Inc. having a place of business in Palo Alto, California. Without limiting the foregoing, this Amendment Agreement (No. 2), will be binding upon and inure to the benefit of the Parties and their permitted successors and assigns.



                      The Company - CSM - HP Confidential                      8

7.      GOVERNING LAW

        This Amendment Agreement (No. 2) shall be governed by and construed in accordance with the laws of Singapore.



                      The Company - CSM - HP Confidential                      9

IN WITNESS WHEREOF the Parties have entered into this Amendment Agreement (No.2) as of the date first written above.

Signed by                               )
Ang Tang Yong                           )
General Manager                         )
CHARTERED SILICON                       )
PARTNERS PTE LTD                        )           /s/ ANG TANG YONG
in the presence of                      )---------------------------------------

      /s/ GRACE GC LEE
-----------------------------------
Name:   Grace GC LEE
Title:  Legal Officer

Signed by                               )
Robert Baxter                           )
Senior Vice President,                  )
Business Operations                     )
CHARTERED SEMICONDUCTOR                 )
MANUFACTURING LTD                       )           /s/ ROBERT BAXTER
in the presence of                      )---------------------------------------

      /s/ LEONG KUM HO
-----------------------------------
Name:   Leong Kum Ho
Title:  Senior Secretary

Signed by                               )
Lance Mills                             )
CSP Program Manager, ICBD               )            /s/ LANCE MILLS
HEWLETT-PACKARD COMPANY                 )---------------------------------------
in the presence of

      /s/  HERBERT R. SCHULZE
------------------------------------
Name:   Herbert R. Schulze
Title:  Managing Counsel



                      The Company - CSM - HP Confidential                     10

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                   APPENDIX A

                       THE COMPANY WAFER SUPPLY COMMITMENT

                                       AND

                        THE HP WAFER PURCHASE COMMITMENT

Notwithstanding the delay of production in the Company Fab facility, the Parties still intend to honor the spirit of the process for determining the Company Wafer Supply Commitment and the HP Wafer Purchase Commitment as set out in the ASADA 64-225.

COMPANY WAFER SUPPLY COMMITMENT AND HP WAFER PURCHASE COMMITMENT PROCESSES

The Parties shall meet quarterly to establish the required Company Wafer Supply Commitment and the corresponding HP Wafer Purchase Commitment. HP shall be entitled to request that the Company Wafer Supply Commitment quantity be equal to **** of the *************** of the HP Forecast (for both C10 and C07 Process Wafers) of the ************** in the future, or in other words the future months
*** *************************************************************************
and upon the Company's and CSM's acceptance of such request, such quantity shall become the Company Wafer Supply Commitment for such period. By way of example,
********************************************************************************
********************************************************************************
********************************************************************************
******************************.

The CSM Supply Commitment available to the Company shall be equal to the Company Wafer Supply Commitment. The Company Wafer Supply Commitment as referenced in the table below shall be a ceiling of capacity which CSM shall be required to reserve in its Fab 3 or other mutually agreed facility for the Company to enable the Company to fulfill HP's demand for both C10 and C07 Process Wafers, provided always that the Company Wafer Supply Commitment reserved under this Appendix A shall not exceed ****** Wafers out per month commencing in June 1999, unless otherwise agreed by CSM and HP in writing. In the event that the HP Forecast indicates that HP will require more than ****** Wafers out per month, HP and CSM shall meet in good faith to determine if additional capacity is available to meet the HP demand beyond ****** Wafers out per month and to mutually agree on the terms relating to the provision of such additional capacity. Such meeting shall be conducted during the quarterly meetings held to establish the required Company Wafer Supply Commitment.



                      The Company - CSM - HP Confidential                     11

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


The Company Wafer Supply Commitment with effect from the date of this Amendment Agreement (No. 2) shall be as set out in the following table :-

-------------------------------------------------------------------------------------------
MONTH                         COMPANY WAFER SUPPLY COMMITMENT
-------------------------------------------------------------------------------------------
April 1999                    ****
-------------------------------------------------------------------------------------------
May 1999                      ****
-------------------------------------------------------------------------------------------
June 1999                     ****
-------------------------------------------------------------------------------------------
July 1999                     ****
-------------------------------------------------------------------------------------------
August 1999                   ****
-------------------------------------------------------------------------------------------
September 1999                ****
-------------------------------------------------------------------------------------------
October 1999                  ****
-------------------------------------------------------------------------------------------
November 1999                 ****
-------------------------------------------------------------------------------------------
December 1999                 ****
-------------------------------------------------------------------------------------------
January 2000                  ****
-------------------------------------------------------------------------------------------
February 2000                 ****
-------------------------------------------------------------------------------------------
March 2000                    ****
-------------------------------------------------------------------------------------------
April 2000                    ****
-------------------------------------------------------------------------------------------
May 2000                      ****
-------------------------------------------------------------------------------------------
June 2000                     ****
-------------------------------------------------------------------------------------------
July 2000                     ****
-------------------------------------------------------------------------------------------
August 2000                   ****
-------------------------------------------------------------------------------------------
September 2000                ****
-------------------------------------------------------------------------------------------



                      The Company - CSM - HP Confidential                     12

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


The HP Wafer Purchase Commitment with effect from the date of this Amendment Agreement (No. 2) shall be as set out in the following table:-

-------------------------------------------------------------------------------------------
MONTH                        HP WAFER PURCHASE COMMITMENT
-------------------------------------------------------------------------------------------
April 1999                   ****
-------------------------------------------------------------------------------------------
May 1999                     ****
-------------------------------------------------------------------------------------------
June 1999                    ****
-------------------------------------------------------------------------------------------
July 1999                    ****
-------------------------------------------------------------------------------------------
August 1999                  ****
-------------------------------------------------------------------------------------------
September 1999               ****
-------------------------------------------------------------------------------------------
October 1999                 ****
-------------------------------------------------------------------------------------------
November 1999                ****
-------------------------------------------------------------------------------------------
December 1999                ****
-------------------------------------------------------------------------------------------
January 2000                 ****
-------------------------------------------------------------------------------------------
February 2000                ****
-------------------------------------------------------------------------------------------
March 2000                   ****
-------------------------------------------------------------------------------------------
April 2000                   ****
-------------------------------------------------------------------------------------------
May 2000                     ****
-------------------------------------------------------------------------------------------
June 2000                    ****
-------------------------------------------------------------------------------------------
July 2000                    ****
-------------------------------------------------------------------------------------------
August 2000                  ****
-------------------------------------------------------------------------------------------
September 2000               ****
-------------------------------------------------------------------------------------------



                      The Company - CSM - HP Confidential                     13

REDACTED                                        CONFIDENTIAL TREATMENT REQUESTED
                  The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission



It is the intent of the Parties for HP to order and purchase the HP Wafer Purchase Commitment quantities defined in the table above. In the event HP does not order all the Company Wafer Supply Commitment quantities defined above, the following shall apply: -

(a) Until such time as HP has ordered and CSM has produced for and shipped to HP at least ***** Wafers out per month on C10/C07 Processes, it is the intent of the Parties for CSM to sell the excess in the Company Wafer Supply Commitment over the HP Forecast for future months 1 and 2 of the most current HP Forecast. In the event that CSM wishes to sell the excess in the Company Wafer Supply Commitment over the HP Forecast for future months 1 and 2 of the most current HP Forecast, CSM shall provide HP the first right of refusal to purchase such excess.

(b) After HP has ordered and CSM has produced for and shipped to HP at least ***** Wafers out per month on C10/C07 Processes, the provisions of Clause 2.10 of this Amendment Agreement (No. 2) relating to the payment of liquidated damages in respect of the HP Wafer Purchase Commitment shall apply.

In the event that the HP Forecast quantity for any period exceeds the then current Company Wafer Supply Commitment for such period, the Parties shall meet in good faith to determine if additional capacity is available to meet the HP demand beyond the Company Wafer Supply Commitment. The HP Wafer Purchase Commitment shall be modified only to the extent that additional Company Wafer capacity is provided.



                      The Company - CSM - HP Confidential                     14